UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2015

Item 1.  Reports to Stockholders.

Annual Report 12/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Equity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
1-Year	-0.29%	-6.02%	1.38%	0.92%
5-Year	10.01	8.72	12.57	12.44
10-Year	5.57	4.95	7.31	7.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2     OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -0.29% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 0.92% during the same period. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the consumer discretionary, industrials and financials sectors. The strongest performing sectors for the Fund versus the Index were information technology and consumer staples. The Fund outperformed in information technology due to an overweight position and stock selection, and in consumer staples as a result of stock selection.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER EQUITY FUND

not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%.

FUND REVIEW

During the reporting period, top performing holdings for the Fund included Facebook, Inc., Amazon.com, Inc. and Alphabet, Inc. Facebook, the world’s largest social-networking site, had a strong reporting period. Not only did it grow profit and revenue during the reporting period, it also grew its already massive user base and mobile advertising, as well as usage of its non-Facebook apps like Instagram, Messenger and WhatsApp. Amazon.com reached an all-time high during the reporting period. The company reported a surprise third-quarter profit, driven by a boost in revenue from its Prime Day promotion and continued strong growth in its cloud-computing offerings. Alphabet is the new holding company vehicle for what was previously known as Google. Alphabet’s stock outperformed as quarterly results showed evidence of improved cost control and the company announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the recent arrival of a new CFO, investors have gained conviction in greater cost controls and more effective capital allocation—both of which should lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost.

Detractors from performance during the reporting period included Western Digital Corp., Oracle Corp. and Micron Technology, Inc. Western Digital is a data storage solutions company that announced a decline in net revenues over the first half of the reporting period. Lower demand for enterprise hard drives also hurt the company this period. The market raised concerns over whether or not Western Digital’s proposed purchase of Sandisk will create shareholder value given an expensive purchase price. Oracle is a provider of enterprise software and computer hardware products, and services. Although Oracle’s cloud business started to gain momentum, the company was negatively impacted by decreasing licensed software sales and a strong dollar, which weighed down its overseas business. Micron Technology manufactures semiconductor memory products. Shares of Micron declined as the company reported earnings in late June that disappointed investors. The company missed expectations for revenue and earnings and indicated that future results would likely be below expectations as well.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon OppenheimerFunds’ Growth and Value

4    OPPENHEIMER EQUITY FUND

investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is currently in favor. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Michael Kotlarz Portfolio Manager

Laton Spahr, CFA Portfolio Manager

5    OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	3.1%
Allergan plc	2.9
Facebook, Inc., Cl. A	2.8
Microsoft Corp.	2.7
Alphabet, Inc., Cl. A	2.5
Gilead Sciences, Inc.	2.5
LinkedIn Corp., Cl. A	2.3
Biogen, Inc.	2.0
Citigroup, Inc.	1.8
Amazon.com, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	9.0%
Software	7.5
Pharmaceuticals	7.2
Commercial Banks	7.1
Biotechnology	6.1
IT Services	5.9
Oil, Gas & Consumable Fuels	5.7
Food & Staples Retailing	3.9
Capital Markets	2.9
Internet & Catalog Retail	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

6    OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-0.29%	10.01%	5.57%
Class B (OEQBX)	5/3/93	-1.07	9.05	4.99
Class C (OEQCX)	8/29/95	-1.07	9.08	4.65
Class R (OEQNX)	3/1/01	-0.53	9.64	5.16
Class Y (OEQYX)	6/1/94	-0.09	10.22	5.74

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-6.02%	8.72%	4.95%
Class B (OEQBX)	5/3/93	-5.55	8.76	4.99
Class C (OEQCX)	8/29/95	-1.96	9.08	4.65
Class R (OEQNX)	3/1/01	-0.53	9.64	5.16
Class Y (OEQYX)	6/1/94	-0.09	10.22	5.74

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7    OPPENHEIMER EQUITY FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9    OPPENHEIMER EQUITY FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2015	December 31, 2015	December 31, 2015
Class A	$1,000.00	$973.20	$4.89
Class B	1,000.00	969.60	8.93
Class C	1,000.00	969.60	8.88
Class R	1,000.00	972.50	6.38
Class Y	1,000.00	974.50	3.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.27	5.00
Class B	1,000.00	1,016.18	9.14
Class C	1,000.00	1,016.23	9.09
Class R	1,000.00	1,018.75	6.53
Class Y	1,000.00	1,021.22	4.03

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.79
Class C	1.78
Class R	1.28
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value

Common Stocks—99.3%

Consumer Discretionary—12.7%

Auto Components—0.7%
Johnson Controls, Inc.	260,803	$10,299,110

Automobiles—0.3%
Ford Motor Co.	276,140	3,890,813

Diversified Consumer Services—0.2%
Service Corp. International	117,470	3,056,569

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	245,940	13,398,811

McDonald’s Corp.	43,070	5,088,290

Starbucks Corp.	189,850	11,396,696

		29,883,797

Household Durables—0.6%
Lennar Corp., Cl. A	120,070	5,872,624

Whirlpool Corp.	24,670	3,623,283

		9,495,907

Internet & Catalog Retail—2.9%
Amazon.com, Inc.[1]	42,083	28,443,479

Netflix, Inc.[1]	65,030	7,438,131

TripAdvisor, Inc.[1]	105,240	8,971,710

		44,853,320

Leisure Products—0.6%
Hasbro, Inc.	135,440	9,123,238

Media—2.5%
CBS Corp., Cl. B	124,380	5,862,030

Cinemark Holdings, Inc.	154,431	5,162,628

DISH Network Corp., Cl. A1	132,490	7,575,778

Walt Disney Co. (The)	193,930	20,378,164

		38,978,600

Multiline Retail—0.1%
Kohl’s Corp.	42,670	2,032,372

Specialty Retail—1.6%
Foot Locker, Inc.	81,760	5,321,759

Home Depot, Inc. (The)	21,720	2,872,470

TJX Cos., Inc. (The)	219,030	15,531,417

		23,725,646

	Shares	Value

Textiles, Apparel & Luxury Goods—1.3%
NIKE, Inc., Cl. B	264,080	$16,505,000

VF Corp.	62,230	3,873,818

		20,378,818

Consumer Staples—7.4%

Beverages—2.0%
Coca-Cola Co. (The)	236,420	10,156,603

Constellation Brands, Inc., Cl. A	81,350	11,587,494

PepsiCo, Inc.	101,047	10,096,617

		31,840,714

Food & Staples Retailing—3.9%
Costco Wholesale Corp.	151,040	24,392,960

CVS Health Corp.	150,440	14,708,519

Kroger Co. (The)	231,900	9,700,377

Walgreens Boots Alliance, Inc.	101,390	8,633,865

Wal-Mart Stores, Inc.	49,810	3,053,353

		60,489,074

Household Products—0.8%
Procter & Gamble Co. (The)	58,770	4,666,926

Reckitt Benckiser Group plc, Sponsored ADR	406,663	7,620,864

		12,287,790

Tobacco—0.7%
Philip Morris International, Inc.	55,760	4,901,861

Reynolds American, Inc.	117,998	5,445,608

		10,347,469

Energy—6.4%

Energy Equipment & Services—0.7%
Halliburton Co.	119,450	4,066,078

Schlumberger Ltd.	104,045	7,257,139

		11,323,217

Oil, Gas & Consumable Fuels—5.7%
Anadarko Petroleum Corp.	183,237	8,901,653

Apache Corp.	223,437	9,936,243

BP plc, Sponsored ADR	289,138	9,038,454

11    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Chesapeake Energy Corp.	884,236	$3,979,062

ConocoPhillips	205,085	9,575,419

Enbridge, Inc.	212,855	7,064,657

EOG Resources, Inc.	122,720	8,687,349

Newfield Exploration Co.[1]	68,810	2,240,454

Occidental Petroleum Corp.	17,208	1,163,433

Phillips 66	73,004	5,971,727

Pioneer Natural Resources Co.	22,960	2,878,725

Suncor Energy, Inc.	722,890	18,650,562

		88,087,738

Financials—15.3%

Capital Markets—2.9%
Charles Schwab Corp. (The)	540,500	17,798,665

Goldman Sachs Group, Inc. (The)	59,577	10,737,563

Invesco Ltd.	29,040	972,259

Morgan Stanley	361,710	11,505,995

T. Rowe Price Group, Inc.	58,000	4,146,420

		45,160,902

Commercial Banks—7.1%
Bank of America Corp.	733,590	12,346,320

Citigroup, Inc.	551,450	28,537,538

Intesa Sanpaolo SpA, Sponsored ADR	262,380	5,243,664

JPMorgan Chase & Co.	726,440	47,966,833

SVB Financial Group[1]	45,330	5,389,737

Zions Bancorporation	377,641	10,309,599

		109,793,691

Consumer Finance—2.0%
Ally Financial, Inc.[1]	1,022,340	19,056,417

Capital One Financial Corp.	74,913	5,407,220

Synchrony Financial[1]	215,170	6,543,320

		31,006,957

	Shares	Value

Insurance—2.3%
American International Group, Inc.	353,370	$21,898,339

Aon plc	118,480	10,925,041

Genworth Financial, Inc., Cl. A1	734,870	2,741,065

		35,564,445

Real Estate Investment Trusts (REITs)—0.9%
Equity Residential	75,950	6,196,761

Public Storage	31,789	7,874,135

		14,070,896

Real Estate Management & Development—0.1%
Realogy Holdings Corp.[1]	17,260	632,924

Health Care—16.4%

Biotechnology—6.1%
Amgen, Inc.	32,770	5,319,554

Baxalta, Inc.	88,430	3,451,423

Biogen, Inc.[1]	98,500	30,175,475

Celgene Corp.[1]	81,416	9,750,380

Gilead Sciences, Inc.	373,760	37,820,774

Incyte Corp.[1]	31,970	3,467,147

Vertex Pharmaceuticals, Inc.[1]	32,905	4,140,436

		94,125,189

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	70,020	3,144,599

Hologic, Inc.[1]	25,780	997,428

		4,142,027

Health Care Providers & Services—2.2%
Cardinal Health, Inc.	170,540	15,224,106

HCA Holdings, Inc.[1]	34,202	2,313,081

UnitedHealth Group, Inc.	140,127	16,484,540

		34,021,727

Life Sciences Tools & Services—0.6%
Quintiles Transnational Holdings, Inc.[1]	54,670	3,753,642

Thermo Fisher Scientific, Inc.	42,250	5,993,163

		9,746,805

12    OPPENHEIMER EQUITY FUND

	Shares	Value

Pharmaceuticals—7.2%
Allergan plc[1]	143,510	$44,846,875

Bristol-Myers Squibb Co.	38,080	2,619,523

Eli Lilly & Co.	137,370	11,574,796

Perrigo Co. plc	6,960	1,007,112

Pfizer, Inc.	612,940	19,785,703

Shire plc, ADR	15,810	3,241,050

Teva Pharmaceutical Industries Ltd., Sponsored ADR	324,423	21,295,126

Valeant Pharmaceuticals International, Inc.[1]	67,443	6,855,581

		111,225,766

Industrials—8.2%

Aerospace & Defense—1.1%
Lockheed Martin Corp.	40,720	8,842,348

TransDigm Group, Inc.[1]	34,030	7,774,153

		16,616,501

Air Freight & Couriers—0.5%
FedEx Corp.	51,010	7,599,980

Airlines—0.3%
Delta Air Lines, Inc.	93,860	4,757,763

Building Products—0.5%
A.O. Smith Corp.	47,360	3,628,250

Allegion plc	63,083	4,158,431

		7,786,681

Commercial Services & Supplies—1.1%
Cintas Corp.	112,100	10,206,705

Waste Management, Inc.	142,410	7,600,422

		17,807,127

Electrical Equipment—1.0%
Acuity Brands, Inc.	27,700	6,476,260

Eaton Corp. plc	181,989	9,470,708

		15,946,968

Industrial Conglomerates—1.5%
Danaher Corp.	244,334	22,693,742

Machinery—1.4%
Caterpillar, Inc.	78,300	5,321,268

Ingersoll-Rand plc	43,070	2,381,340

	Shares	Value

Machinery (Continued)

Parker-Hannifin Corp.	39,424	$3,823,340

Stanley Black & Decker, Inc.	69,380	7,404,928

Wabtec Corp.	39,070	2,778,658

		21,709,534

Professional Services—0.1%
Nielsen Holdings plc	50,020	2,330,932

Road & Rail—0.7%
CSX Corp.	395,310	10,258,294

Information Technology—28.7%

Electronic Equipment, Instruments, & Components—0.8%
TE Connectivity Ltd.	192,250	12,421,273

Internet Software & Services—9.0%
Alphabet, Inc., Cl. A1	48,830	37,990,228

eBay, Inc.[1]	801,810	22,033,739

Facebook, Inc., Cl. A1	413,640	43,291,563

LinkedIn Corp., Cl. A1	157,300	35,405,084

		138,720,614

IT Services—5.9%
Computer Sciences Corp.	104,570	3,417,347

CSRA, Inc.	154,000	4,620,000

First Data Corp., Cl. A1	309,230	4,953,865

MasterCard, Inc., Cl. A	272,670	26,547,151

PayPal Holdings, Inc.[1]	766,610	27,751,282

Visa, Inc., Cl. A	314,580	24,395,679

		91,685,324

Semiconductors & Semiconductor Equipment—2.8%
Broadcom Corp., Cl. A	273,670	15,823,599

Intel Corp.	256,960	8,852,272

Micron Technology, Inc.[1]	315,149	4,462,510

NVIDIA Corp.	269,350	8,877,776

13    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Texas Instruments, Inc.	95,700	$5,245,317

		43,261,474

Software—7.5%
Activision Blizzard, Inc.	435,240	16,848,140

Check Point Software Technologies Ltd.[1]	70,070	5,702,296

Electronic Arts, Inc.[1]	229,330	15,759,558

Microsoft Corp.	741,820	41,156,174

Oracle Corp.	696,827	25,455,090

ServiceNow, Inc.[1]	22,510	1,948,466

Synopsys, Inc.[1]	184,876	8,432,194

		115,301,918

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	203,180	21,386,727

SanDisk Corp.	122,440	9,304,216

Western Digital Corp.	194,350	11,670,717

		42,361,660

Materials—1.4%

Chemicals—0.6%
Eastman Chemical Co.	82,270	5,554,048

LyondellBasell Industries NV, Cl. A	42,569	3,699,246

		9,253,294

Containers & Packaging—0.1%
WestRock Co.	34,030	1,552,449

Metals & Mining—0.2%
BHP Billiton Ltd., Sponsored ADR	111,050	2,860,648

	Shares	Value

Paper & Forest Products—0.5%
Louisiana-Pacific Corp.[1]	471,910	$8,499,099

Telecommunication Services—0.8%

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	171,135	7,909,860

Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.[1]	121,430	4,750,341

Utilities—2.0%

Electric Utilities—1.4%
Edison International	313,208	18,545,046

NextEra Energy, Inc.	36,622	3,804,659

		22,349,705

Multi-Utilities—0.6%
PG&E Corp.	85,510	4,548,277

WEC Energy Group, Inc.	88,270	4,529,134

		9,077,411

Total Common Stocks (Cost $1,276,386,972)		1,537,098,113

Investment Company—0.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[2,3] (Cost $6,964,088)	6,964,088	6,964,088

Total Investments,at Value (Cost $1,283,351,060)	99.8%	1,544,062,201

Net Other Assets (Liabilities)	0.2	2,537,189

Net Assets	100.0%	$1,546,599,390

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

14    OPPENHEIMER EQUITY FUND

Footnotes to Statement of Investments (Continued)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	9,838,342	238,768,599	241,642,853	6,964,088

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$6,964,088	$17,836

See accompanying Notes to Financial Statements.

15    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,276,386,972)	$1,537,098,113
Affiliated companies (cost $6,964,088)	6,964,088

1,544,062,201

Cash	1,000,004

Receivables and other assets:
Investments sold	7,694,476
Dividends	1,314,759
Shares of beneficial interest sold	538,276
Other	108,539

Total assets	1,554,718,255

Liabilities
Payables and other liabilities:
Investments purchased	6,883,699
Shares of beneficial interest redeemed	775,431
Distribution and service plan fees	327,243
Trustees’ compensation	82,801
Shareholder communications	9,973
Other	39,718

Total liabilities	8,118,865

Net Assets	$1,546,599,390

Composition of Net Assets
Par value of shares of beneficial interest	$124,204

Additional paid-in capital	1,281,168,458

Accumulated net investment income	9,682,789

Accumulated net realized loss on investments and foreign currency transactions	(5,072,308)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	260,696,247

Net Assets	$1,546,599,390

16    OPPENHEIMER EQUITY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,418,428,014 and 113,251,596 shares of beneficial interest outstanding)	$12.52
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.28

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,728,949 and 1,288,396 shares of beneficial interest outstanding)	$11.43

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,276,577 and 6,667,331 shares of beneficial interest outstanding)	$11.44

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,926,722 and 1,459,948 shares of beneficial interest outstanding)	$12.28

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $19,239,128 and 1,536,348 shares of beneficial interest outstanding)	$12.52

See accompanying Notes to Financial Statements.

17    OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $252,333)	$26,451,723
Affiliated companies	17,836

Interest	1,297

Total investment income	26,470,856

Expenses
Management fees	8,939,644

Distribution and service plan fees:
Class A	2,945,185
Class B	185,751
Class C	776,096
Class R	93,616

Transfer and shareholder servicing agent fees:
Class A	3,304,558
Class B	41,048
Class C	171,957
Class R	41,569
Class Y	44,311

Shareholder communications:
Class A	27,175
Class B	1,572
Class C	2,281
Class R	452
Class Y	217

Trustees’ compensation	53,019

Borrowing fees	11,871

Custodian fees and expenses	9,970

Other	207,278

Total expenses	16,857,570
Less waivers and reimbursements of expenses	(11,762)

Net expenses	16,845,808

Net Investment Income	9,625,048

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	128,206,793
Foreign currency transactions	4,990

Net realized gain	128,211,783

Net change in unrealized appreciation/depreciation on:
Investments	(141,759,855)
Translation of assets and liabilities denominated in foreign currencies	283,058

Net change in unrealized appreciation/depreciation	(141,476,797)

Net Decrease in Net Assets Resulting from Operations	$(3,639,966)

See accompanying Notes to Financial Statements.

18    OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$9,625,048	$9,166,225

Net realized gain	128,211,783	174,456,180

Net change in unrealized appreciation/depreciation	(141,476,797)	11,014,521

Net increase (decrease) in net assets resulting from operations	(3,639,966)	194,636,926

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,911,182)	(8,799,810)
Class B	—	—
Class C	—	—
Class R1	(55,948)	(60,221)
Class Y	(149,062)	(165,536)

	(9,116,192)	(9,025,567)

Distributions from net realized gain:
Class A	(123,354,896)	—
Class B	(1,391,783)	—
Class C	(7,210,912)	—
Class R1	(1,555,576)	—
Class Y	(1,570,159)	—

	(135,083,326)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	23,098,882	(101,243,935)
Class B	(7,111,601)	(9,821,019)
Class C	5,954,255	783,599
Class R1	952,536	(2,120,167)
Class Y	(978,559)	1,212,078

	21,915,513	(111,189,444)

Net Assets
Total increase (decrease)	(125,923,971)	74,421,915

Beginning of period	1,672,523,361	1,598,101,446

End of period (including accumulated net investment income of
$9,682,789 and $8,981,430, respectively)	$1,546,599,390	$1,672,523,361

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of accompanying Notes.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$ 13.83	$ 12.33	$ 9.56	$ 8.51	$ 8.83
Income (loss) from investment operations:
Net investment income[2]	0.09	0.08	0.08	0.10	0.07
Net realized and unrealized gain (loss)	(0.12)	1.50	2.77	1.06	(0.33)

Total from investment operations	(0.03)	1.58	2.85	1.16	(0.26)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.11)	(0.06)
Distributions from net realized gain	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.28)	(0.08)	(0.08)	(0.11)	(0.06)
Net asset value, end of period	$ 12.52	$ 13.83	$ 12.33	$ 9.56	$ 8.51

Total Return, at Net Asset Value[3]	(0.29)%	12.81%	29.89%	13.60%	(2.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,418,428	$ 1,530,051	$ 1,461,244	$ 1,237,635	$ 1,238,188
Average net assets (in thousands)	$ 1,501,074	$ 1,474,806	$ 1,349,126	$ 1,274,345	$ 1,374,779
Ratios to average net assets:[4]
Net investment income	0.64%	0.62%	0.75%	1.07%	0.80%
Expenses excluding interest and fees from borrowings	0.98%	0.98%	0.98%	0.97%	0.95%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.98%	0.98%	0.98%	0.97%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.98%	0.97%	0.95%
Portfolio turnover rate	57%	53%	114%	58%	50%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.98%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER EQUITY FUND

Class B	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$ 12.75	$ 11.39	$ 8.85	$ 7.86	$ 8.18
Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.02)	(0.01)	0.00[3]	(0.02)
Net realized and unrealized gain (loss)	(0.11)	1.38	2.55	0.99	(0.30)

Total from investment operations	(0.13)	1.36	2.54	0.99	(0.32)
Dividends and/or distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.19)	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.43	$ 12.75	$ 11.39	$ 8.85	$ 7.86

Total Return, at Net Asset Value[4]	(1.07)%	11.94%	28.70%	12.60%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 14,729	$ 23,319	$ 30,275	$ 31,680	$ 36,681
Average net assets (in thousands)	$ 18,613	$ 26,064	$ 30,565	$ 34,957	$ 43,272
Ratios to average net assets:[5]
Net investment income (loss)	(0.19)%	(0.17)%	(0.13)%	0.04%	(0.22)%
Expenses excluding interest and fees from borrowings	1.79%	1.78%	1.87%	2.12%	2.13%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.79%	1.78%	1.87%	2.12%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.78%	1.85%	1.98%	1.96%
Portfolio turnover rate	57%	53%	114%	58%	50%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.79%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$ 12.76	$ 11.40	$ 8.86	$ 7.88	$ 8.19
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.02)	(0.01)	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.11)	1.38	2.56	0.98	(0.30)

Total from investment operations	(0.13)	1.36	2.55	0.99	(0.31)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	(0.01)	0.00
Distributions from net realized gain	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.19)	0.00	(0.01)	(0.01)	0.00
Net asset value, end of period	$ 11.44	$ 12.76	$ 11.40	$ 8.86	$ 7.88

Total Return, at Net Asset Value[3]	(1.07)%	11.93%	28.73%	12.60%	(3.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 76,276	$ 78,316	$ 69,267	$ 54,765	$ 54,341
Average net assets (in thousands)	$ 78,121	$ 71,830	$ 61,431	$ 56,330	$ 59,374
Ratios to average net assets:[4]
Net investment income (loss)	(0.16)%	(0.18)%	(0.08)%	0.13%	(0.15)%
Expenses excluding interest and fees from borrowings	1.78%	1.78%	1.81%	1.92%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.78%	1.78%	1.81%	1.92%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.78%	1.81%	1.92%	1.90%
Portfolio turnover rate	57%	53%	114%	58%	50%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.78%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER EQUITY FUND

Class R	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$ 13.58	$ 12.11	$ 9.39	$ 8.34	$ 8.64
Income (loss) from investment operations:
Net investment income[2]	0.05	0.04	0.04	0.06	0.03
Net realized and unrealized gain (loss)	(0.12)	1.47	2.72	1.03	(0.31)

Total from investment operations	(0.07)	1.51	2.76	1.09	(0.28)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.04)	(0.02)
Distributions from net realized gain	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.23)	(0.04)	(0.04)	(0.04)	(0.02)
Net asset value, end of period	$ 12.28	$ 13.58	$ 12.11	$ 9.39	$ 8.34

Total Return, at Net Asset Value[3]	(0.53)%	12.49%	29.40%	13.13%	(3.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 17,927	$ 18,661	$ 18,653	$ 19,380	$ 25,309
Average net assets (in thousands)	$ 18,870	$ 18,501	$ 19,954	$ 23,858	$ 29,936
Ratios to average net assets:[4]
Net investment income	0.34%	0.32%	0.42%	0.62%	0.33%
Expenses excluding interest and fees from borrowings	1.28%	1.28%	1.31%	1.40%	1.41%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.28%	1.28%	1.31%	1.40%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.28%	1.31%	1.40%	1.41%
Portfolio turnover rate	57%	53%	114%	58%	50%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.28%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%

See accompanying Notes to Financial Statements.

23    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$ 13.83	$ 12.33	$ 9.56	$ 8.50	$ 8.82
Income (loss) from investment operations:
Net investment income[2]	0.11	0.11	0.11	0.11	0.08
Net realized and unrealized gain (loss)	(0.12)	1.50	2.77	1.06	(0.32)

Total from investment operations	(0.01)	1.61	2.88	1.17	(0.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.11)	(0.11)	(0.08)
Distributions from net realized gain	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.30)	(0.11)	(0.11)	(0.11)	(0.08)
Net asset value, end of period	$ 12.52	$ 13.83	$ 12.33	$ 9.56	$ 8.50

Total Return, at Net Asset Value[3]	(0.09)%	13.04%	30.16%	13.82%	(2.75)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 19,239	$ 22,176	$ 18,662	$ 18,969	$ 31,435
Average net assets (in thousands)	$ 20,119	$ 19,634	$ 20,372	$ 29,733	$ 50,054
Ratios to average net assets:[4]
Net investment income	0.82%	0.81%	0.97%	1.19%	0.93%
Expenses excluding interest and fees from borrowings	0.78%	0.78%	0.75%	0.84%	0.81%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.78%	0.78%	0.75%	0.84%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.75%	0.84%	0.81%
Portfolio turnover rate	57%	53%	114%	58%	50%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.78%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%

See accompanying Notes to Financial Statements.

24    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the

25    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

26    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,765,590	$1,581,112	$3,256,724	$257,299,551

1. The Fund had $3,256,724 of straddle losses which were deferred.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

27    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

3. During the previous reporting period, the Fund utilized $158,969,950 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]

$6,705,592	$192,503	$6,898,095

4. $6,705,592, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Ordinary income	$9,116,192	$9,025,567
Long-term capital gain	135,083,326	—

Total	$144,199,518	$9,025,567

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,286,747,756

Gross unrealized appreciation	$316,740,336
Gross unrealized depreciation	(59,440,785)

Net unrealized appreciation	$257,299,551

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

28    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the

29    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

30    OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$195,718,190	$—	$—	$195,718,190
Consumer Staples	114,965,047	—	—	114,965,047
Energy	99,410,955	—	—	99,410,955
Financials	236,229,815	—	—	236,229,815
Health Care	253,261,514	—	—	253,261,514
Industrials	127,507,522	—	—	127,507,522
Information Technology	443,752,263	—	—	443,752,263

31    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Materials	$22,165,490	$—	$—	$22,165,490
Telecommunication Services	12,660,201	—	—	12,660,201
Utilities	31,427,116	—	—	31,427,116
Investment Company	6,964,088	—	—	6,964,088

Total Assets	$1,544,062,201	$—	$—	$1,544,062,201

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

32    OPPENHEIMER EQUITY FUND

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

33    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended	December 31, 2015	Year Ended	December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	4,390,143	$60,773,578	5,070,404	$65,812,230
Dividends and/or distributions reinvested	10,080,754	126,513,416	607,354	8,363,250
Redeemed	(11,833,366)	(164,188,112)	(13,597,607)	(175,419,415)

Net increase (decrease)	2,637,531	$23,098,882	(7,919,849)	$(101,243,935)

Class B
Sold	63,222	$804,379	75,298	$903,154
Dividends and/or distributions reinvested	120,128	1,376,676	—	—
Redeemed	(723,508)	(9,292,656)	(904,498)	(10,724,173)

Net decrease	(540,158)	$(7,111,601)	(829,200)	$(9,821,019)

Class C
Sold	1,120,782	$14,195,351	1,123,999	$13,466,436
Dividends and/or distributions reinvested	604,018	6,928,094	—	—
Redeemed	(1,195,058)	(15,169,190)	(1,064,123)	(12,682,837)

Net increase	529,742	$5,954,255	59,876	$783,599

Class R1
Sold	370,705	$5,004,318	281,698	$3,528,995
Dividends and/or distributions reinvested	127,824	1,572,230	4,197	56,747
Redeemed	(412,314)	(5,624,012)	(452,385)	(5,705,909)

Net increase (decrease)	86,215	$952,536	(166,490)	$(2,120,167)

Class Y
Sold	493,823	$6,784,776	747,253	$9,894,121
Dividends and/or distributions reinvested	125,658	1,575,755	11,249	154,782
Redeemed	(686,538)	(9,339,090)	(668,922)	(8,836,825)

Net increase (decrease)	(67,057)	$(978,559)	89,580	$1,212,078

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$925,090,770	$1,023,642,817

34    OPPENHEIMER EQUITY FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

35    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December 31, 2015	$51,919	$26	$15,112	$5,638	$76

36    OPPENHEIMER EQUITY FUND

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $11,762 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

37    OPPENHEIMER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $1.18723 per share were paid to Class A, Class B, Class C, Class R and Class Y shareholders, respectively, on December 9, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $25,525,634 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $7,040.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

40    OPPENHEIMER EQUITY FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz and Laton Spahr, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large growth funds. The Board noted that the Fund outperformed its performance category median for the one-year period and underperformed its performance category median for the three-, five- and ten-year periods. The Board considered the Adviser’s assertion that the longer term underperformance is reflective of past weak performance in the value and growth sleeves. The Board also considered the recent changes in portfolio management of the Fund, including the addition of a portfolio manager in March 2013 and the division of management responsibilities in the value and growth sleeves of the portfolio between the two portfolio managers, which took effect in June 2013.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee, and its total expenses, were lower than their respective peer group median and category median. The Board considered that the Fund’s contractual management fees and total expenses both ranked in the first quintiles of their expense group. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies

41    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-

ADVISORY AGREEMENTS Unaudited / Continued

of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Fund	12/9/15	6.3%	93.7%	0.0%

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  TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub- Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of

A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005- December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994- 1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization.

46    OPPENHEIMER EQUITY FUND

Robert J. Malone, Continued	Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999- July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47    OPPENHEIMER EQUITY FUND

    TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011- December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of

48    OPPENHEIMER EQUITY FUND

Arthur S. Gabinet, Continued	Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011- December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006- June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EQUITY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,800 in fiscal 2015 and $25,600 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $621,859 in fiscal 2015 and $1,012,359 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, system conversion testing, audit overages, and audit scope changes.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $720,026 in fiscal 2015 and $477,069 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,341,885 in fiscal 2015 and $1,489,428 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/16/2016